UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2020

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KEMET Tower, One East Broward Blvd., Fort Lauderdale, Florida 33301
(Address of principal executive offices, zip code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KEM	New York Stock Exchange

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously reported on Form 8-K filed by KEMET Corporation (the “Company”) on November 12, 2019 with the Securities and Exchange Commission, on November 8, 2019 the Company and its wholly-owned subsidiary, KEMET Electronics Corporation (“KEC”) entered into a settlement agreement (the “Settlement Agreement”) with the plaintiffs in the antitrust suit pending in the United States District Court, Northern District of California (the “Court”) as In re: Capacitors Antitrust Litigation, No. 3:14-cv-03264-JD. On January 23, 2020 the Court ordered that the members of the Class (as defined in the Settlement Agreement) be given an opportunity to opt out of the settlement proposed in the Settlement Agreement. In furtherance thereof, the Company, KEC and the plaintiffs entered into an Addendum to Settlement Agreement dated as of February 3, 2020 (the “Addendum”), which provides that members of the Class may opt out of the settlement and sets forth the procedures pursuant to which (and the date by which) such members can elect to be excluded from the settlement class. The Addendum further provides that if the aggregate amount of U.S. Purchases (as defined in the Settlement Agreement) by the members of the Class who elect to be excluded from the settlement class exceeds 10% of all U.S. Purchases by all Class members, then the Company may terminate the Settlement Agreement in its entirety without any further liability or obligation.

The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by reference to the full text of the Addendum, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)                              Not Applicable

(b)                              Not Applicable

(c)                               Not Applicable

(d)                              Exhibits

Exhibit No.	Description of Exhibit

10.1	Addendum to Settlement Agreement, dated February 3, 2020

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 7, 2020	KEMET Corporation

	By:	/s/ GREGORY C. THOMPSON
Gregory C. Thompson
Executive Vice President and
Chief Financial Officer